Exhibit 24

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(ii) the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of October 2011.

/s/ Louis R. Chênevert
Louis R. Chênevert

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(ii) the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of October 2011.

/s/ John V. Faraci
John V. Faraci

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(ii) the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of October 2011.

/s/ Jean-Pierre Garnier
Jean-Pierre Garnier

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(ii) the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of October 2011.

/s/ Jamie S. Gorelick
Jamie S. Gorelick

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(ii) the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of October 2011.

/s/ Edward A. Kangas
Edward A. Kangas

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(ii) the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of October 2011.

/s/ Ellen J. Kullman
Ellen J. Kullman

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(ii) the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of October 2011.

/s/ Charles R. Lee
Charles R. Lee

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(ii) the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of October 2011.

/s/ Richard D. McCormick
Richard D. McCormick

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(ii) the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of October 2011.

/s/ Harold McGraw III
Harold McGraw III

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(ii) the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of October 2011.

/s/ Richard B. Myers
Richard B. Myers

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(ii) the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of October 2011.

/s/ H. Patrick Swygert
H. Patrick Swygert

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(ii) the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of October 2011.

/s/ André Villeneuve
André Villeneuve

UNITED TECHNOLOGIES CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), hereby constitutes and appoints Charles D. Gill, Gregory J. Hayes, and Thomas I. Rogan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to effect:

(i) the registration of up to 20,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Employee Savings Plan; and

(ii) the registration of up to 10,000,000 shares of the Corporation’s common stock to be offered from time to time pursuant to the United Technologies Corporation Represented Employee Savings Plan;

including, with respect to each such registration, signing and filing a registration statement on Form S-8 or on such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) and supplements to such registration statement, and any registration statement relating to the offering made pursuant to such registration statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any and all instruments and documents filed as part of or in connection with said registration statements or any amendments or supplements thereto; granting unto said attorneys-in-fact and agents, and each of them, full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of October 2011.

/s/ Christine Todd Whitman
Christine Todd Whitman